SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) December 6, 2005
                                                         ----------------



                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



             Delaware                                       91-1313292
             --------                                       ----------
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                        Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------



                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Marco F. Vitulli, a director of the registrant's managing general partner, Pope MGP, Inc., has retired effective December 6, 2005.

Pursuant to the registrant's Agreement of Limited Partnership, as amended, the board of directors of Pope MGP, Inc., serves as the board of directors of the registrant. Composition of the managing general partner's board of directors is governed by a stockholder agreement which, among other things, permits those stockholders to designate a replacement for Mr. Vitulli. Acting pursuant to that agreement the stockholders of Pope MGP, Inc., have appointed John E. Conlin to replace Mr. Vitulli. Mr. Conlin will be a member of the Audit Committee and the Human Resources Committee of the board of directors.

Also on December 6, 2005 the registrant issued a press release announcing the changes in the board composition of its managing general partner. A copy of that press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.       Description
----------        -----------

99.1              Press release of the registrant dated December 6, 2005

SIGNATURES
----------


Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           POPE RESOURCES, A DELAWARE LIMITED
                           PARTNERSHIP


DATE: December 6, 2005           BY: /s/ Thomas M. Ringo
                                     -------------------
                                     Thomas M. Ringo
                                     Vice President and Chief Financial Officer,
                                       Pope Resources, A Delaware Limited
                                       Partnership, and Pope MGP, Inc.,
                                       General Partner


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                                  Exhibit 99.1
             Press Release of the Registrant dated December 6, 2005